Exhibit 24.1

POWER OF ATTORNEY

The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering
Form S-4	Registration of Securities for Issuance Pursuant to Restructuring Activities

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ ERSKINE B. BOWLES
Erskine B. Bowles

4/24/09
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering
Form S-4	Registration of Securities for Issuance Pursuant to Restructuring Activities

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ ARMANDO M. CODINA
Armando M. Codina

4/24/09
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering
Form S-4	Registration of Securities for Issuance Pursuant to Restructuring Activities

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ ERROLL B. DAVIS, JR.
Erroll B. Davis, Jr.

4/25/09
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering
Form S-4	Registration of Securities for Issuance Pursuant to Restructuring Activities

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ GEORGE M.C. FISHER
George M.C. Fisher

4/25/09
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering
Form S-4	Registration of Securities for Issuance Pursuant to Restructuring Activities

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ FREDERICK A. HENDERSON
Frederick A. Henderson

4/24/09
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering
Form S-4	Registration of Securities for Issuance Pursuant to Restructuring Activities

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ E. NEVILLE ISDELL
E. Neville Isdell

April 24, 2009
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering
Form S-4	Registration of Securities for Issuance Pursuant to Restructuring Activities

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ KAREN KATEN
Karen Katen

4/25/2009
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering
Form S-4	Registration of Securities for Issuance Pursuant to Restructuring Activities

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ KENT KRESA
Kent Kresa

4/26/2009
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering
Form S-4	Registration of Securities for Issuance Pursuant to Restructuring Activities

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ PHILIP A. LASKAWY
Philip A. Laskawy

04-24-2009
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Corporation (GM), hereby constitutes and appoints Nick S. Cyprus, Robert C. Shrosbree, James Jordan, and Anne T. Larin, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration(s) Statement on	Covering
Form S-4	Registration of Securities for Issuance Pursuant to Restructuring Activities

and any or all amendments (including post-effective amendments) to such Registration Statement(s), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this power of attorney has been executed by the undersigned.

/s/ ECKHARD PFEIFFER
Eckhard Pfeiffer

4-24-2009
Date